UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E) (2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

September 21, 2026

Dear Regional Health Properties, Inc. Shareholders:

It is my pleasure to invite you to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Regional Health Properties, Inc., which will be held on November 10, 2026, at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338, at 10:00 a.m., local time. We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2026 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting. At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Your vote on the business to be considered at the Annual Meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible to ensure your shares are represented at the Annual Meeting.

Thank you for your continued interest in Regional Health Properties, Inc.

Sincerely,

/s/ Brent S. Morrison

Brent S. Morrison

Chief Executive Officer, President, Corporate Secretary

and Chairman of the Board of Directors

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	Tuesday, November 10, 2026 at 10:00 a.m., local time

PLACE	1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338

ITEMS OF BUSINESS	1.	To elect the six director nominees named in the accompanying proxy statement (Proposal 1) by the voting groups set forth below;

(a)	Three directors to be elected by the holders of our common stock, no par value per share (the “common stock”), voting separately as a single class;

(b)	One director to be elected by the holders of our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (the “Series D Preferred Stock”), voting separately as a single class.

2.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2), by the holders of our common stock voting separately as a single class; and

3.	To transact such other business as may properly come before the 2026 Annual Meeting of Shareholders and any adjournments or postponements thereof.

RECORD DATE	September 21, 2026 (the “record date”). Only shareholders of record of our common stock, our Series B Preferred Stock and our Series D Preferred Stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2026 Annual Meeting of Shareholders and any adjournments or postponements thereof.

PROXY MATERIALS AND ANNUAL REPORT

The accompanying proxy statement and the enclosed proxy card are first being mailed to shareholders on or about October 1, 2026. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 accompanies the proxy statement.

Whether or not you plan to attend the 2026 Annual Meeting of Shareholders, please read the accompanying proxy statement and the voting instructions on the enclosed proxy card. Then please vote over the Internet or by completing, signing, dating and mailing the completed proxy card to us. The instructions on your proxy card describe how to use these convenient services.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be Held on November 10, 2026: Our 2026 proxy materials and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2026.

By Order of the Board of Directors,

/s/ Brent S. Morrison
Brent S. Morrison, Chief Executive Officer, President, Corporate Secretary and Chairman of the Board of Directors
Atlanta, Georgia
September 21, 2026

REGIONAL HEALTH PROPERTIES, INC.

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Regional Health Properties, Inc. (the “Company,” “we,” “us” and “our”) is furnishing this proxy statement (this “Proxy Statement”) in connection with the solicitation by our Board of Directors (the “Board of Directors” or the “Board”) of proxies for our 2026 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2026 Annual Meeting of Shareholders. The Annual Meeting will be held on November 10, 2026, at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338, at 10:00 a.m., local time.

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting. Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our shareholders. This Proxy Statement is also used by the Board to solicit proxies to be used at the Annual Meeting so that all shareholders of record have an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated Brent Morrison, our Chief Executive Officer, President and Corporate Secretary, and Marlie Davis, our Chief Financial Officer (together, the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by such proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2026

This Proxy Statement and our 2025 Annual Report to Shareholders are available at https://www.cstproxy.com/regionalhealthproperties/2026. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of record of our common stock, no par value per share (the “common stock”), our 12.5% Series B Cumulative Redeemable Preferred Shares, no par value per share (the “Series B Preferred Stock”), and our Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (the “Series D Preferred Stock”), as of close of business on September 21, 2026 (the “record date”), on or about October 1, 2026. A copy of the 2025 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), as filed with the SEC, is being mailed with this Proxy Statement. You should read the entire Proxy Statement carefully before voting.

If you attend the Annual Meeting, then you may vote in person. If you are not present at the Annual Meeting, then your shares may be voted only by a person to whom you have given a valid proxy.

Who is entitled to vote at the Annual Meeting?

 You are entitled to vote at the Annual Meeting if you were a shareholder of the common stock, the Series B Preferred Stock, or the Series D Preferred Stock as of the close of business on September 21, 2026, the record date. Shareholders of record of the common stock are entitled to vote on Proposal 1(a) and Proposal 2. Shareholders of record of the Series B Preferred Stock are entitled to vote on Proposal 1(b). Shareholders of record of the Series D Preferred Stock are entitled to vote on Proposal 1(c). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. For additional information, see “— How do I vote?”

Holders of our Series A Redeemable Preferred Shares, no par value per share (the “Series A Preferred Stock”), are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

 Each share of common stock is entitled to one vote on each of Proposal 1(a) and Proposal 2 at the Annual Meeting. Each share of Series B Preferred Stock is entitled to one vote on Proposal 1(b) at the Annual Meeting. Each share of Series D Preferred Stock is entitled to one vote on Proposal 1(c) at the Annual Meeting.

1

What constitutes a quorum for the Annual Meeting?

 A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of one-third (1/3) of the votes entitled to be cast on a matter will constitute a quorum for action on that matter. As of September 21, 2026, the record date, we had 3,924,677 shares of common stock outstanding, 1,691,812 shares of Series B Preferred Stock outstanding, and 1,405,609 shares of Series D Preferred stock outstanding — meaning that 1,308,226 shares of common stock, 563,938 shares of Series B Preferred Stock, and 468,537 shares of Series D Preferred Stock must be represented in person or by proxy at the Annual Meeting to have a quorum. For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn the Annual Meeting until a quorum is present. Any adjournment of the Annual Meeting may be made from time to time by the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment is for more than 120 days or the Board fixes a new record date for the adjourned Annual Meeting, no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock, the Series B Preferred Stock, and the Series D Preferred Stock are being asked to vote on the following proposals:

●	Election of the six director nominees named in this Proxy Statement (“Proposal 1”) by the voting groups set forth below;

(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class;

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class; and

●	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”), by the holders of our common stock voting separately as a single class.

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting.

What vote is required under Georgia law, and how will the votes be counted, to elect directors and to ratify the appointment of Cherry Bekaert?

Effect of
	Voting	Vote Required to Elect or Approve	Effect of	Broker
Proposal	Options	(Assuming a Quorum Exists)	Abstentions	Non-Votes
Election of Directors (Proposal 1)

Election of Directors (Proposal 1(a))	For or Withhold	A plurality of votes cast by shares of common stock entitled to vote in the election at the Annual Meeting	No effect	No effect

Election of Directors (Proposal 1(b))	For or Withhold	A plurality of votes cast by shares of Series B Preferred Stock entitled to vote in the election at the Annual Meeting	No effect	No effect

Election of Directors (Proposal 1(c))	For or Withhold	A plurality of votes cast by shares of Series D Preferred Stock entitled to vote in the election at the Annual Meeting	No effect	No effect

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2)	For, Against or Abstain	Votes cast by shares of common stock entitled to vote favoring the action exceed the votes cast by shares of common stock entitled to vote opposing the action	No effect	Brokers have discretion to vote

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How does the Board recommend that I vote?

The Board recommends that you vote:

●	“FOR” the election of the six director nominees named in this Proxy Statement (Proposal 1);

(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class;

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) by the holders of our common stock voting separately as a single class.

What happens if a director nominee is unable to stand for election?

Subject to any rights of the holders of the Series B Preferred Stock and the holders of the Series D Preferred Stock, if a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this Proxy Statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock in more than one brokerage account, then you will receive a separate Proxy Statement and proxy card or voting instruction card for each brokerage account in which you hold shares of common stock, Series B Preferred Stock, or Series D Preferred Stock. Similarly, if you are a shareholder of record and hold shares of common stock, Series B Preferred Stock or Series D Preferred Stock in a brokerage account, then you will receive a proxy card for shares of common stock, Series B Preferred Stock, or Series D Preferred Stock held in your name and a voting instruction card for shares of common stock, Series B Preferred Stock, or Series D Preferred Stock held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock are voted.

What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record with respect to those shares. The printed copies of the proxy materials, including any proxy cards, will be sent directly to you by Continental Stock at our request. As the shareholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in a brokerage account, by a bank or by another nominee, then the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and such shares are held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. The printed copies of the proxy materials, including voting instructions, will be forwarded to you by your nominee.

3

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares of common stock in “street name”, then your broker has discretionary authority to vote your shares only with respect to Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2026). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock, as applicable, with respect to Proposal 1 (election of directors).

How do I vote?

Instructions regarding how you can vote are contained on the proxy card included in the printed copies of our proxy materials. If you are a shareholder of record, then you may vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

●	Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the proxy card that has been provided to you in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile device and the instructions on the proxy card that has been provided to you; or

●	Via Mail: You may vote by indicating on the proxy card(s) applicable to your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your proxy card for additional information on how to vote. When you vote via Internet or mail, you will direct the Proxy Holders to vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock at the Annual Meeting in accordance with your instructions.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 11:59 p.m., Eastern Time, on November 9, 2026. If you complete all of the proxy card except for one or more of the voting instructions, then the Proxy Holders will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the Proxy Holders will vote your shares in accordance with their discretion. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting.

If you hold your shares in “street name,” then your bank, broker or other nominee should provide to you a voting instruction card along with our proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares of common stock, if any, with respect to Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2026).

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name,” then your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, then you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, then you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Can I vote my shares of common stock, Series B Preferred Stock, and Series D Preferred Stock in person at the Annual Meeting?

Yes. If you are a shareholder of record, then you may vote your shares of common stock, Series B Preferred Stock, and Series D Preferred Stock at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock in “street name,” then you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

4

What if I do not specify how I want my shares of common stock, Series B Preferred Stock, or Series D Preferred Stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares of common stock, Series B Preferred Stock or Series D Preferred Stock on one or more proposals, then the Proxy Holders will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

●	“FOR” the election of the six director nominees named in this Proxy Statement (Proposal 1);

(a)	Three directors to be elected by the holders of our common stock, voting separately as a single class;

(b)	One director to be elected by the holders of our Series B Preferred Stock, voting separately as a single class; and

(c)	Two directors to be elected by the holders of our Series D Preferred Stock, voting separately as a single class; and

●	“FOR” the ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) by the holders of our common stock voting separately as a single class.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, then your bank, broker or other nominee will be unable to vote those shares on Proposal 1 (election of directors). The nominee will have discretion to vote on Proposal 2 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2026).

Can I change my vote or revoke my proxy after submission?

Yes. Regardless of the method used to cast a vote, if you are a shareholder of record, then you may change your vote or revoke your proxy by:

●	Delivering to us, at any time before the Annual Meeting is called to order, a written notice of revocation addressed to Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338, Attention: Corporate Secretary;

●	Casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your proxy card before the Internet voting deadline of 11:59 p.m., Eastern Time, on November 9, 2026;

●	Completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order; or

●	Attending the Annual Meeting and voting in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the Annual Meeting is called to order.

If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, then you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. Attendance at the Annual Meeting is limited to shareholders or their designated representatives. If your shares of common stock, Series B Preferred Stock, or Series D Preferred Stock are held in “street name,” then you must bring a statement from your bank, broker or other nominee evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

5

Is this Proxy Statement the only way proxies are being solicited?

In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board, and all costs and expenses incurred in connection with the solicitation are being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding our proxy materials to beneficial owners of the common stock, Series B Preferred Stock, and Series D Preferred Stock.

Does the Company participate in householding?

A single set of proxy materials, along with individual proxy cards, will be delivered in one envelope to multiple shareholders of record having the same last name and address, unless contrary instructions have been received from an affected shareholder. This is referred to as “householding.” We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees. If you would like to enroll in this service or receive individual copies of all documents, then please contact Continental Stock by phone at (212) 509-4000, by e-mail at proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004. Alternatively, if you participate in householding and would like to revoke your consent or otherwise would like to receive separate copies of our proxy materials, then please contact Continental Stock as described above and we will promptly deliver them to you upon your written or oral request. A number of brokerage firms have instituted householding. If you are a beneficial holder, then please contact your broker, bank or other nominee to request information about householding.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be Held on Tuesday, November 10, 2026:

Our 2026 proxy materials and the 2025 Annual Report are available free of charge at

https://www.cstproxy.com/regionalhealthproperties/2026.

6

PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws, as amended (the “Bylaws”), provide that the number of directors shall be no less than three and no greater than twelve and may be fixed by resolution of the Board from time to time. Our Amended and Restated Articles of Incorporation, as amended (the “Articles”), and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. We currently have six directors on the Board, all of whom were elected by the shareholders of the common stock, Series B Preferred Stock, or Series D Preferred Stock, as applicable, at the 2025 Annual Meeting of Shareholders held by the Company on January 5, 2026.

Pursuant to the Company’s Articles, because the Company has not redeemed, repurchased or otherwise acquired 800,000 shares of Series B Preferred Stock prior or at the commencement of the Annual Meeting, one director shall be elected out of the Series B Preferred Stock preferred nominee(s) by a plurality of the votes cast by the Series B Preferred Stock at the Annual Meeting.

Pursuant to the Company’s Articles, so long as at least 200,000 shares of Series D Preferred Stock remain outstanding at the commencement of the Annual Meeting, then two directors shall be elected out of the Series D Preferred Stock preferred nominee(s) by a plurality of the votes cast by the Series D Preferred Stock at the Annual Meeting.

Nominees for Director

All six of the current directors are standing for re-election, having been elected at the 2025 Annual Meeting of Shareholders: Steven J. Baileys, Gene E. Burleson, F. Scott Kellman, Steven L. Martin, Brent S. Morrison, and Kenneth W. Taylor.

The following six directors are standing for election by the following voting groups: (a)  F. Scott Kellman, Brent S. Morrison, and Kenneth W. Taylor, by the common stock shareholders, (b) Steven L. Martin, by the Series B Preferred Stock shareholders, and (c) Dr. Steven J. Baileys and Gene E. Burleson, by the Series D Preferred Stock shareholders.

If elected, each director will serve until the 2027 Annual Meeting of Shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Certain information about each director nominee’s experience, qualifications and skills are set forth below. The noted age of each director is as of September 21, 2026.

Name	Age	Occupation	Independent	Director Since	Committee Memberships(1)
Steven J. Baileys	72	Private Investor	Yes	August 2025	Audit and Special (2)

Gene E. Burleson	85	Private Investor	Yes*	August 2025	Audit, Compensation,(2) Special and Strategic

F. Scott Kellman	70	Private Investor	Yes	August 2025	Audit, Nominating (2), Compensation and Strategic

Steven L. Martin	69	Private Investor	Yes	January 2025	—

Brent S. Morrison	50	Chief Executive Officer, President and Corporate Secretary of the Company, Chairman of the Board, and Managing Director of Zuma Capital Management LLC	No	October 2014	Special

Kenneth W. Taylor	65	Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holdings, Inc.	Yes	February 2018	Audit (2), (3) and Nominating

(1)	The Company has five committees: Audit, Corporate Governance & Nominating (“Nominating”), Compensation, Special (“Special”), and Strategic Planning (“Strategic”).

(2)	Committee Chair

(3)	Audit Committee Financial Expert

*	Lead Independent Director.

7

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors — Director Nominees.” For purposes of determining the independence of Messrs. Baileys, Burleson and Martin, the Board considered the relationships described under “Certain Relationships and Related Party Transactions—Related Party Transactions.”

Approval Requirement

Each director will be elected by a plurality of the votes cast. With respect to Proposal 1(a), the three director nominees receiving the greatest number of votes cast by the common stock will be elected to the Board. With respect to Proposal 1(b), the director nominee receiving the greatest number of votes cast by the Series B Preferred Stock will be elected to the Board. With respect to Proposal 1(c), the two director nominees receiving the greatest number of votes cast by the Series D Preferred Stock will be elected to the Board. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above. Subject to any rights of the holders of the Series B Preferred Stock and the holders of the Series D Preferred Stock, if any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any director nominee will not be able to serve if so elected.

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above (Proposal 1).

8

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm. The Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter. If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

Representatives of Cherry Bekaert are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Approval Requirement

Approval of the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires that the votes cast by shares of common stock entitled to vote favoring Proposal 2 exceed the votes cast by shares of common stock entitled to vote opposing Proposal 2. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 2.

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2).

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GOVERNANCE

Board Structure

Our Articles and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, or whether the Chairman of the Board should be a management or a non-management director. Currently, Mr. Morrison serves as the Chairman of the Board.

Mr. Burleson serves as the Lead Independent Director of the Board (the “Lead Independent Director”). As the primary interface between management and the Board, the Lead Independent Director serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management. In addition, the Lead Independent Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role, when we have such a dual role as we currently have. The Lead Independent Director’s responsibilities include as applicable, among other things:

●	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;

●	Scheduling and preparing agendas for meetings of non-management directors;

●	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;

●	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and

●	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other. These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees, with the exception of the Special Committee, consist entirely of independent directors, and having each independent director serve on Board committees. Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary. Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes its leadership structure promotes strategy development and is optimal for effective corporate governance.

Independence of Directors and Director Nominees

Pursuant to the rule of the OTCQB Venture Market, the company must:

●	Have a board of directors that includes at least two Independent Directors; and

●	Have an Audit Committee (as defined in the OTCQB Rules), with a majority of its members being Independent Directors.

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OTCQB Rules define an “Independent Director” as a Person (as defined in the OTCQB Rules) other than an executive officer or employee of the company or any other Person having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. Such rules further provide that the following persons shall not be considered independent: (A) a director who is, or at any time during the past three years was, employed by the company; (B) a director who accepted or has a Family Member (as defined in the OTCQB Rules) who accepted any compensation from the company in excess of $120,000 during any fiscal year within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of the company; or benefits under a tax-qualified retirement plan, or nondiscretionary compensation; or (C) a director who is the Family Member of a Person who is, or at any time during the past three years was, employed by the company as an executive officer.

The Company believes that each of its non-employee directors qualify as independent directors under the OTCQB Rules and that all of the members of its audit committee qualify as independent directors under the OTCQB Rules.

Since at least the beginning of the Company’s last fiscal year, the Company has not had nor is there any currently proposed transaction, in which the Company was or in which the Company is to be a participant and the amount involved exceeds $120,000, and in which any related person (as defined in the Instructions to Item 404 of Regulation S-K) had or will have a direct or indirect material interest other than as otherwise disclosed elsewhere in the joint proxy statement/prospectus and the interests of Mr. Morrison and Mr. Thornton pursuant to the terms of their respective employment agreements as in effect with Regional or as to be in effect with the merged company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Regional— Management’s Discussion and Analysis of Financial Condition and Results of Operations for the periods ended December 31, 2025 and December 31, 2024—Related Party Transactions” and “—Approval of Related Party Transactions.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board individuals qualified to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the OTCQB rules and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee. The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight. Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates. Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination. For a description of the procedures required to be followed for a shareholder to nominate a potential director candidate, see “Additional Information — Procedures for Business Matters and Director Nominations for Consideration at the 2026 Annual Meeting.” A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee. There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

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Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant. The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board. In addition, in setting compensation, the Compensation Committee strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions). Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investor Relations page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Clawback Policy

We have adopted a Clawback Policy, which provides for the recoupment of certain incentive compensation and is administered by the Compensation Committee. Under this policy, if we are required to restate our financial statements, we are generally required to recover reasonably promptly from any current or former executive officer any incentive-based compensation that would not have been paid but for the incorrect financial statements. The recovery requirement applies to incentive-based compensation received during the three fiscal years preceding the restatement. Incentive-based compensation is any compensation that is granted, earned or vested, based on the achievement of a financial reporting measure. We filed our Clawback Policy as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Insider Trading Policy and Hedging

We have adopted an Insider Trading Policy which, among other things, prohibits our officers, directors and employees from trading our securities on a short-term basis, purchasing our securities on margin, engaging in short sales with respect to our securities, and buying or selling puts or calls with respect to our securities. We have not otherwise adopted any practices or policies regarding the ability of our officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Communication with the Board and its Committees

The Board welcomes communications from shareholders and interested parties. Shareholders and interested parties may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338. Any correspondence addressed to the Board, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

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BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the record date of this Proxy Statement, certain biographical information for each of our director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Dr. Steven J. Baileys, age 72, is a private investor and has been a director of Regional since 2025 and prior served as a director of SunLink since 2000. Dr. Baileys was Chairman of the board of directors of SafeGuard Health Enterprises, Inc., a public dental care benefits company (“SafeGuard”), from July 1995 to June 2004. Dr. Baileys was Chief Executive Officer of SafeGuard from April 1995 to February 2000, its President from December 1981 until May 1997, and its Chief Operating Officer from December 1981 until April 1995. Dr. Baileys is licensed to practice dentistry in the State of California.

Gene E. Burleson, age 85, is a private investor and has been a director of Regional since 2025 and prior served as a director of SunLink since 2003. Mr. Burleson was Chairman of PET DRx Corporation from June 2005 to July 1, 2010, and its Chief Executive Officer from October 2008 until its acquisition by VCA Antech in July 2010. Mr. Burleson was a director of HealthMont Inc. from September 2000 until its acquisition by SunLink in October 2003. Mr. Burleson served as Chairman of Mariner Post-Acute Network, Inc. from January 2000 to June 2002. Mr.  Burleson has served as a Director on the Board of Highmark New York from 2013 to 2024. He also served on the Board of Applied UV from September 2021 to May 2024. Mr. Burleson was Chairman of the Board of GranCare Inc. from October 1990 to November 1997 and President and Chief Executive Officer of GranCare Inc. from December 1989 to February 1997. From June 1986 to March 1989, Mr. Burleson served as President, Chief Operating Officer, and Director of American Medical International Inc. (“AMI”). Mr. Burleson served as Managing Director of AMI’s international operations from May 1981 to June 1986.

F. Scott Kellman, age 70, formerly served as Chairman and Chief Executive Officer of American Eagle Lifecare Corporation, a not-for-profit provider of senior living services. Previously, he was the Chief Executive Officer of Care Investment Trust and a Managing Director and Head of Real Estate with CIT Healthcare. Mr. Kellman served as Senior Vice President at Healthcare Property Investors, Inc. where he was responsible for directing HCP’s business development activities. He also served as Senior Vice President, Treasurer of Tenet Healthcare Corporation (“Tenet”) where he managed Tenet’s real estate and oversaw its corporate finance and cash management functions. Mr. Kellman was Chief Operating Officer of Omega Healthcare Investors, Inc. where he acquired and provided debt financing for healthcare real estate properties.

Steven L. Martin, age 69, was elected by the Regional Series B preferred stock shareholders to serve on the Regional Board at Regional’s 2024 Annual Meeting held on January 14, 2025. Mr. Martin previously served on the Regional Board from February 14, 2023 to November 16, 2023. Mr. Martin has worked in the private sector since 2011 managing personal equity/debt accounts and those of friends and family, including public, private and restructurings. Prior to working in the private sector, Mr. Martin worked for Kings Point Capital Management, LLC, a wealth management firm, from October 2015 to March 2016, as a Managing Partner for Slater Capital Management, LLC, from 1996 to 2010, and as a Partner and Retail/Consumer Analyst for Lafer Equity Partners from 1994 to 1996. Mr. Martin is a seasoned investment professional with more than 30 years of experience, primarily in equities, both public and private. Mr. Martin also serves as a board member and Treasurer of a New York City cooperative. Mr. Martin’s expertise and background in the financial markets will provide experience that the Regional Board considers valuable.

Brent S. Morrison, age 50, has served as the Company’s Chief Executive Officer and President since March 2019, Corporate Secretary since December 2022, a director since October 2014 and Chairman of the Board since January 2023. He also served as the Company’s Interim Chief Executive Officer and Interim President from October 2017 to March 2019. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016. Mr. Morrison’s expertise and background in the long-term care industry as well as capital markets provide experience that the Board considers valuable.

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Kenneth W. Taylor, age 65, has served as a Regional director since February 2018. Since February 2023 to present, Mr. Taylor has served as the Chief Financial Officer and Chief Operations Officer of Pinnacle X-Ray Solutions Holding, Inc., an Altus Capital Partners portfolio company and a leading manufacturer of industrial x-ray systems. Prior to that, Mr. Taylor was the Chief Financial Officer of Construction Forms Inc. an H.I.G. Capital portfolio company and a leading supplier of concrete pumping and industrial processing from February 2022 to February 2023. From March 2019 to January 2022, Mr. Taylor served as the Chief Financial Officer of H-E Parts International, a division of Hitachi Ltd and a leading supplier of parts, re-manufactured components and equipment to the global mining, heavy construction and energy industries, since March 2019. Previously, Mr. Taylor served as Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores since June 2012. In addition, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation, a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports. Mr. Taylor’s business and principal financial officer experience provide experience that the Regional Board considers valuable.

Pursuant to the Company’s articles of amendment, so long as at least 200,000 shares of the Company’s Series D preferred stock remain outstanding, the holders of the Company’s Series D preferred stock voting as a separate class at a meeting of such shareholders duly called for that purpose shall be entitled to elect two members of the Company’s Board. If, at any time 200,000 shares of the Company’s Series D preferred stock remain outstanding, any vacancy in the office of a Series D preferred stock director shall occur, then such vacancy may be filled only by the remaining Series D preferred stock director or by a vote of the holders of record of the outstanding Series D preferred stock at a meeting of such shareholders duly called for that purpose.

The Company believes that each of its non-employee directors will qualify as independent directors under the OTCQB Rules and that all of the members of its audit committee will qualify as independent directors under the OTCQB Rules.

Since at least the beginning of the Company’s last fiscal year, the Company has not had nor is there any currently proposed transaction, in which the Company was or in which Company is to be a participant and the amount involved exceeds $120,000, and in which any related person (as defined in the Instructions to Item 404 of Regulation S-K) had or will have a direct or indirect material interest other than as otherwise disclosed elsewhere in this proxy statement and the interests of Mr. Morrison and Mr. Thornton pursuant to the terms of their respective employment agreements as in effect with the Company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Regional— Management’s Discussion and Analysis of Financial Condition and Results of Operations for the periods ended December 31, 2024 and December 31, 2023—Related Party Transactions” and “—Approval of Related Party Transactions.”

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Committees of the Board

As of December 31, 2025, the Board had five standing committees that assisted it in carrying out its duties as described below.

With the exception of Brent S. Morrison, each board member is independent under the listing standards of the OTCQB. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

The following chart shows the membership of our standing committees, as of the date of this Proxy Statement.

Corporate
		Governance &			Strategic
Name	Audit	Nominating	Compensation	Special	Planning
Steven J. Baileys	√	—	—	Chair	—
Gene E. Burleson (1)	√	—	Chair	√	√
F. Scott Kellman	√	Chair	√	—	√
Steven L. Martin	—	—	—	—	—
Brent S. Morrison	—	—	—	√	—
Kenneth W. Taylor (2)	Chair	√	—	—	—

(1)	Lead Independent Director

(2)	Audit Committee Financial Expert

Audit Committee. The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act. The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses. The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and each member of the Audit Committee is Independent Directors for purposes of the OTCQB rules with respect to audit committee members.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee assists the Board in identifying individuals qualified to become members of the Board, recommending director nominees for election at the annual meeting of shareholders, and overseeing the Company’s corporate governance principles and practices. The Committee monitors developments in corporate governance best practices, reviews the composition, structure, and performance of the Board and its committees, and makes recommendations regarding Board policies, director independence, and related governance matters. The Committee also oversees the Company’s director evaluation process and succession planning for Board leadership. The Committee is composed of directors appointed by the Board, a majority of whom are independent, and operates under authority delegated by the Board. The Committee reports its findings and recommendations to the full Board for review and approval.

Compensation Committee. The Compensation Committee is responsible for establishing our compensation plans. The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages. The Compensation Committee approves the compensation of each senior executive and recommends to the Board the compensation arrangements of each member of the Board. In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Special Committee. The Special Committee assists the Board in areas that require a specialized focus.

Strategic Planning Committee. The Strategic Planning Committee assists the Board in overseeing the Company’s long-term strategic direction, growth initiatives, and capital allocation priorities. The Committee reviews and evaluates the Company’s strategic plan, significant mergers, acquisitions, dispositions, joint ventures, and other strategic transactions, as well as major financing and capital deployment initiatives. The Committee also monitors industry, regulatory, and reimbursement trends affecting the Company’s business and evaluates strategic risks and opportunities for enhancing long-term shareholder value. The Committee is composed of directors appointed by the Board and operates pursuant to authority delegated by the Board. The Committee reports its recommendations and findings to the full Board for consideration and approval.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2025, the Regional Board held nine meetings, the Audit Committee held three meetings, the Compensation, Nominating, Strategic and Special Committees held one meeting each. Each director attended at least 75% of the aggregate number of meetings held by the Board. In addition, one of the directors serving at that time attended the Company’s 2025 Annual Meeting of Shareholders. Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

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DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On November 5, 2025, the Compensation Committee approved and on November 6, 2025 the Board approved the Company’s non-employee director compensation policy (“2025 Director Fee Policy”) effective September 1, 2025, which set the annual cash compensation as (i) director retainer at $25,000, (ii) committee member at $5,000 and (iii) committee chair at $20,000. In addition, each eligible director is eligible to receive an annual award of 3,000 options.

Prior to the 2025 Director Fee Policy, the Company’s director compensation plan, approved in 2023, for all directors (excluding Mr. Morrison) were set at $49,800 payable in cash in monthly payments of $4,150; and the Lead Independent Director earned an extra $1,000 per month or $12,000 per year. In addition, each director (excluding Mr. Morrison) also received a payment of $1,000 in cash for each in-person Board meeting attended prior to the approval of the 2025 Director Fee Policy. Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2025. Directors who are employed by us do not receive any compensation for their activities related to serving on the Board.

Name	Fees earned or paid in cash $	Stock awards $	All other compensation $	Total $
Dr. Steven J. Baileys (1)	20,833	—	—	20,833
Gene E. Burleson (1)	25,000	—	—	25,000
F. Scott Kellman (1)	25,000	—	—	25,000
Steven L. Martin (2)	39,292	—	—	39,292
Kenneth W. Taylor	49,708	—	—	49,708
David A. Tenwick (3)	28,875	—	—	28,875
C. Christian Winkle (1) (4)	22,917	—	—	22,917

(1)	Designated to serve as a board member effective August 14, 2025.

(2)	Mr. Martin was elected to serve as a board member on January 14, 2025.

(3)	Mr. Tenwick’s tenure ended on August 14, 2025.

(4)	Mr. Winkle resigned effective May 31, 2026.

The number of outstanding exercisable and unexercisable options and warrants, and the number of shares of unvested restricted stock, held by each of our non-employee directors as of December 31, 2025, are shown below:

	Number of Shares Subject to Outstanding Options or Warrants		Number of Shares of Unvested
Director (1)	Exercisable	Unexercisable	Restricted Stock
Dr. Steven J. Baileys	—	—	—
Gene E. Burleson	—	—	—
F. Scott Kellman	—	—	—
Steven L. Martin	—	—	—
Kenneth W. Taylor	—	—	—
C. Christian Winkle (1)	—	—	—

(1)	Mr. Winkle resigned effective May 31, 2026.

Purpose of the Compensation Committee of the Board of Directors

The Compensation Committee advises the Regional Board with respect to the compensation of each senior executive and each member of the Regional Board. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that the Company’s resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officers as of September 21, 2026. Our executive officers serve at the discretion of the Board, subject to applicable employment arrangements. See “Executive Compensation — Compensation Arrangements with Executive Officers.”

Name	Age	Position(s)
Brent S. Morrison	50	Chief Executive Officer, President, Corporate Secretary and Chairman of the Board
Marlie Davis	55	Chief Financial Officer, principal financial officer and principal accounting officer
Robert M. Thornton, Jr.	77	Executive Vice President - Corporate Strategy

For biographical information for Mr. Morrison, see “Board of Directors —Directors and Director Nominees.”

Marlie Davis. Ms. Davis, age 55, is a Certified Public Accountant and has served as Chief Financial Officer, principal financial officer and principal accounting officer of the Company since May 2026. Ms. Davis has more than 20 years of finance, accounting, audit and real estate investment experience. Prior to joining the Company, Ms. Davis served as Chief Financial Officer and Controller of Hatteras Sky, where she has led finance and accounting operations for a multi-entity real estate investment platform. Earlier in her career, Ms. Davis held senior finance and assurance roles at Sixty West, Cherry Bekaert LLP, AGH, LLC and CohnReznick LLP, with a focus on financial reporting, audit, internal controls and advisory services for public companies, real estate developers and investment entities. Ms. Davis holds an MBA from Utica College and a BBA in Accounting from the University of Central Florida.

In connection with her appointment, the Company and Ms. Davis entered into an offer letter, dated April 24, 2026, which Ms. Davis accepted on April 25, 2026. Pursuant to the offer letter, Ms. Davis will receive an initial annual base salary of $265,000. Ms. Davis will also be eligible to participate in the Company’s discretionary annual bonus program, with a target bonus opportunity of $100,000, with the amount of any bonus to be determined based on criteria established with the Company’s Chief Executive Officer and the Compensation Committee of the Board of Directors. In addition, the Company granted Ms. Davis 35,000 restricted stock units and an option to purchase 35,000 shares of the Company’s common stock.

Ms. Davis will be eligible to participate in the Company’s employee benefit plans and programs generally made available to similarly situated employees, subject to the terms, conditions and eligibility requirements of such plans and programs. The offer letter provides that Ms. Davis’s employment with the Company will be at will. Upon a termination of Ms. Davis’s employment by the Company without cause, Ms. Davis will be entitled to receive nine months of severance.

Robert M. Thornton, Jr., age 77, has served as Executive Vice President – Corporate Strategy of the Company since August 14, 2025,. Prior to joining the Company, Mr. Thornton served Chairman and Chief Executive Officer of SunLink since 1998, President since July 16, 1996 and was the Chief Financial Officer from July 18, 1997 through August 2002. Upon closing of the Merger, the Company entered into an employment agreement (“Thornton Employment Agreement”) with Mr. Thornton. For further information on the Thornton Employment Agreement, see “Compensation Arrangements with Executive Officers.”

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Executive Compensation Tables

Summary Compensation Table. The following table sets forth the compensation paid to, earned by or accrued for our named executive officers who served as an officer of the company during fiscal years 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)		Options Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)	Total ($)
Brent S. Morrison*	2025	272,500	168,350	(2)	—		—		—	440,850
Chief Executive Officer, President, Corporate Secretary and Director (principal executive officer)	2024	220,000	54,500	(3)	42,240	(4)	—		—	316,740
Mark J. Stockslager**	2025	77,180	—		—		—		3,680	80,860
Senior Vice President (principal financial officer and principal accounting officer)	2024	—	—		—		—		—	—
Robert M. Thornton, Jr.***	2025	113,500	—		—		211,000	(5)	40,000	364,500
Executive Vice President - Corporate Strategy	2024	—	—		—		—		—	—
Paul J. O’Sullivan****	2025	150,000	—		—		—		—	150,000
Senior Vice President	2024	150,000	32,700	(6)	—		—		—	182,700
Heather L. Pittard*****	2025	23,698	—		—		—		—	23,698
Chief Accounting Officer (principal accounting officer)	2024	127,500	—		—		—		—	127,500

*	Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 (when he became an employee of the Company) and commenced serving as the Corporate Secretary on December 30, 2022. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019 (during which time he was a non-employee, independent contractor to the Company).

**	Mr. Stockslager commenced serving as the Company’s Chief Financial Officer and principal financial officer and principal accounting officer on August 14, 2025 up until his resignation effective April 6, 2026.

***	Mr. Thornton commenced serving as the Company’s Executive Vice President - Corporate Strategy on August 14, 2025.

****	Mr. O’Sullivan commenced serving as the Company’s principal financial officer and principal accounting officer on May 26, 2022 and commenced serving as the Company’s Senior Vice President in January 2023 up until his resignation effective April 30, 2026.

*****	Ms. Pittard commenced serving as the Company’s Chief Accounting Officer and principal accounting officer since joining the Company on April 15, 2024 up until her resignation effective February 15, 2025.

(1)	This column reflects the aggregate grant date fair value computed in accordance with ASC Topic 718 of the options to purchase shares of our common stock granted to the named executive officers. The assumptions used in the valuation of these awards are set forth in Note 14 - Stock Based Compensation to our consolidated financial statements. These amounts do not necessarily correspond to the actual value that may be recognized by the named executive officers, which depends, among other things, on the market value of our common stock appreciating from that on the grant date(s) of the option(s).

(2)	Represents compensation paid to Mr. Morrison for his 2023 bonus as an employee for the year ended December 31, 2023, in the form of a restricted stock grant of 65,000 shares of common stock, awarded in 2025, with a grant price of $2.59 per share, which vests in two equal installments on June 20, 2026 and June 20, 2027.

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(3)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2024, in the form of a restricted stock grant of 25,000 shares of common stock, with a grant price of $2.18 per share, which vests in three equal installments on June 19, 2025, June 19, 2026 and June 19, 2027.

(4)	Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2024, in the form of a stock option grant to purchase 24,000 shares of common stock, with an exercise price of $2.03 per share, which 11,250 shares underlying this stock option vest on the grant date of January 1, 2024, and the remaining 12,750 shares underlying the stock option vest on January 1, 2025.

(5)	Represents compensation paid to Mr. Thornton as an employee for the year ended December 31, 2025, in the form of an inducement grant of 100,000 restricted shares of the Company’s Common Stock, with a grant price of $2.11 per share, which shall vest in three equal installments on August 14, 2025, August 14, 2026 and August 14, 2027.

(6)	Represents compensation paid to Mr. O’Sullivan as an employee for the year ended December 31, 2024, in the form of a restricted stock grant of 15,000 shares of common stock, with a grant price of $2.18 per share, which vest in three equal installments on June 19, 2025, June 19, 2026 and June 19, 2027.

Outstanding Equity Awards at Fiscal Year-End Table. The table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2025:

	OPTION AWARDS				STOCK AWARDS
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)— Unexercisable	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested		Market Value of Shares or Units of Stock that have Not Vested (1) $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested $
Brent S. Morrison	—	—	—	—	65,000	(2)	83,200	—	—
	—	—	—	—	16,666	(3)	21,332	—	—
Mark J. Stockslager	—	—	—	—	—		—	—	—

Robert M. Thornton, Jr.	—	—	—	—	66,667	(4)	85,334	—	—

Paul J. O’Sullivan	—	—	—	—	10,000	(5)	12,800	—	—
					8,000	(6)	10,240
Heather L. Pittard	—	—	—	—	—		—	—	—

(1)	Based upon the closing price of our common stock as of December 31, 2025.

(2)	Restricted shares that vest in equal installments on the first two anniversaries of the grant date of June 20, 2025.

(3)	Restricted shares that vest in equal installments on the first three anniversaries of the grant date of June 19, 2024.

(4)	Restricted shares that vest in equal installments on the first two anniversaries of the grant date of August 14, 2025.

(5)	Restricted shares that vest in equal installments on the first three anniversaries of the grant date of June 19, 2024.

(6)	Restricted shares that vest in equal installments on the first three anniversaries of the grant date of January 1, 2023.

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Pay Versus Performance

Overview

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationships between executive compensation actually paid and certain measures of financial performance of the Company.

The Compensation Committee did not use the information displayed in the tables below, including the calculation of compensation actually paid, as a basis for making compensation decisions.

Pay Versus Performance Table

The table below sets forth additional compensation information for our named executive officers (“NEOs”), calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2025, 2024 and 2023.

Year	Summary Compensation Table Total for Principal Executive Officer (PEO) (1)	Compensation Actually Paid PEO (2)	Average Summary Compensation Table for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid for Non-PEO Named Executive Officers (2) (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income/(Loss)(5)
2025	$440,850	$357,942	$154,765	$142,152	$38.55	$3,370,000

2024	$316,740	$298,830	$155,100	$138,416	$46.99	$(3,218,000)

2023	$291,802	$265,976	$236,640	$161,241	$61.11	$(3,888,000)

(1)	Represents the “Total” compensation for our principal executive officer (“PEO”), Mr. Morrison, as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.” Represents the “Total” compensation for our principal executive officer (“PEO”), Mr. Morrison, as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.”

(2)	Compensation actually paid to our PEO and the average of all non-PEO NEOs is calculated in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

Compensation Actually Paid to PEO

Year	Reported Summary Compensation Table for PEO	Less: Reported Value of Stock/and or Option Awards	Plus: Year End Fair Value of Equity Awards Granted and Unvested During the Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Plus: Awards that are Granted and Vest in the Same Year, the Fair Value as of Vesting Date	Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year	Compensation Actually Paid to PEO
2025	$440,850	$(168,350)	$83,200	$(4,728)	$-	$6,970	$357,942

2024	$316,740	$(96,740)	$59,030	$-	$19,800	$-	$298,830

2023	$291,802	$(71,802)	$-	$(25,826)	$71,802	$-	$265,976

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Average Compensation Actually Paid to Non-PEO NEOs

Year	Reported Summary Compensation Table for Non-PEO NEOs	Less: Reported Value of Stock/and or Option Awards	Plus: Year End Fair Value of Equity Awards Granted and Unvested During the Applicable Year	Plus: Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Plus: Awards that are Granted and Vest in the Same Year, the Fair Value as of Vesting Date	Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year	Compensation Actually Paid to Non-PEO NEOs
2025	$154,765	$(52,750)	$21,334	$(1,277)	$17,583	$2,498	$142,152

2024	$155,100	$(32,700)	$23,456	$(7,440)	$-	$-	$138,416

2023	$236,640	$(86,640)	$48,689	$(37,448)	$-	$-	$161,241

(3)	For 2025, our four non-PEO NEOs were Messrs. Stockslager, Thornton, and O’Sullivan and Ms. Pittard. For 2024 and 2023, our two non-PEO NEO were Mr. O’Sullivan and Ms. Pittard. Represents the average total compensation for our non-PEO NEOs, derived from the “Total” as set forth in “Executive Compensation — Executive Compensation Tables — Summary of Executive Compensation Table.” Averages are based upon the number of non-PEO NEOs named for each respective year, even if a named executive did not work the entire fiscal year.

(4)	For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company through December 31 of the applicable fiscal year, assuming $100 was invested on December 31, 2022.

(5)	Reflects Net Income/(Loss) in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024 and 2023.

Relationship Between Compensation Actually Paid and Financial Measures

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Compensation Arrangements with Executive Officers

The following sets forth the compensation arrangements effective as of December 31, 2025 for our named executive officers who served as an officer of the company during fiscal years 2025 and 2024:

Mr. Morrison. Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 and Corporate Secretary on December 30, 2022, and served as Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 to March 24, 2019.

On July 1, 2021, the Company entered into an employment agreement with Mr. Morrison (the “Original Morrison Employment Agreement”), pursuant to which, among other things: (i) the Company agreed to pay Mr. Morrison $220,000 per year, subject to increase by the Compensation Committee; (ii) Mr. Morrison is eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of up to 125% of his base salary; and (iii) the Company provides Mr. Morrison with such other benefits as other senior executives of the Company receive. Pursuant to the Morrison Employment Agreement, the Company agreed to employ Mr. Morrison for an initial term of three years.

Pursuant to the Original Morrison Employment Agreement, the Company granted to Mr. Morrison, subject to the 2020 Plan (as defined herein): (i) on July 1, 2021, a restricted stock award of 24,000 shares of common stock, which vests in three equal installments on January 1, 2022, January 1, 2023 and January 1, 2024; (ii) on January 1, 2022, a restricted stock award of 24,000 shares of common stock, which vests in two equal installments on January 1, 2023 and January 1, 2024; and (iii) on January 1, 2023, an option to purchase 24,000 shares of common stock, which vests immediately on the grant date. Pursuant to the Original Morrison Employment Agreement, the Company agreed to grant Mr. Morrison, subject to the 2020 Plan, on January 1, 2024, an option to purchase 24,000 shares of common stock, which will vest immediately on the grant date. The exercise price per share for the common stock subject to each option shall equal the Fair Market Value (as defined in the 2020 Plan) of a share of common stock on the respective dates of grant, unless the 2020 Plan requires a higher exercise price.

Pursuant to the Original Morrison Employment Agreement, upon termination of Mr. Morrison’s employment for any reason, the Company will pay Mr. Morrison: (i) unpaid salary earned through his termination date; (ii) any vacation time earned but not used as of his termination date in accordance with the Company’s policies as then in effect; (iii) reimbursement, in accordance with the Company’s policies and procedures, for business expenses incurred but not yet paid as of his termination date; (iv) except in the case of termination for cause, any annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which he is entitled under the terms of the applicable arrangements and/or under applicable law (all of the foregoing clauses (i) through (v), the “Accrued Obligations”). If Mr. Morrison is terminated for cause, then the awards that were granted to but not yet vested or exercisable as of his termination date will be automatically forfeited.

If Mr. Morrison is terminated without cause, then (i) Mr. Morrison will be entitled to (a) the Accrued Obligations and (b) a severance payment equal to six months salary plus a bonus of 100% of Mr. Morrison’s salary for any completed fiscal year to the extent earned but not paid, (ii) to the extent Mr. Morrison participates in Company health programs, the Company will pay Mr. Morrison an amount in cash, on a monthly basis, equal to the Company’s portion of the premiums for Mr. Morrison’s health plan benefits for Mr. Morrison and any eligible dependents for a period of 12 months from his termination date, and (iii) equity awards shall automatically accelerate and become fully vested and exercisable as of his termination date. If Mr. Morrison is terminated without cause within one year following a change in control, the severance will be increased from six months’ salary to twelve months salary.

Upon closing of the Merger, effective August 14, 2025, the Company entered into an Amended and Restated Employment Agreement with Mr. Morrison (the “A&R Morrison Employment Agreement”). The A&R Morrison Employment Agreement amended and restated in its entirety the Original Morrison Employment Agreement.

The A&R Morrison Employment Agreement provides for an initial term of three years, and thereafter automatically renews for successive additional 12-month periods unless earlier terminated pursuant to the terms and conditions of the Morrison Employment Agreement or written notice of non-renewal is given by either Mr. Morrison or Regional at least 90 days prior to the expiration of the then-current term.

Pursuant to the A&R Morrison Employment Agreement, Mr. Morrison is entitled to an initial base salary of $360,000 (the “Morrison Salary”). Mr. Morrison’s salary will be reviewed at least annually for increase, but not decrease, by the Compensation Committee of the Regional board of directors (the “Compensation Committee”). The A&R Morrison Employment Agreement also provides that Mr. Morrison is eligible for a discretionary cash bonus of between 50% and 125% of the Morrison Salary, with a target bonus of 100% of the Morrison Salary (the “Morrison Target Bonus”), based on the achievement of operational and strategic performance goals established by the Compensation Committee. The A&R Morrison Employment Agreement further provides that, subject to approval by the Compensation Committee, Mr. Morrison’s continued employment with Regional through the grant date, and to the extent shares of common stock are available for issuance of the awards under the Company’s 2023 Plan, Regional will grant to Mr. Morrison, pursuant to and subject to the terms and conditions of the 2023 Plan and related award agreement, 100,000 shares of common stock as an Award of Restricted Stock Units (as defined in the 2023 Plan) and an Incentive Stock Option (as defined in the 2023 Plan) to purchase 100,000 shares of common stock, each subject to the terms of the 2023 Plan and award agreement. If insufficient shares of common stock are available under the 2023 Plan for issuance of the full award, Regional will use reasonable efforts to obtain shareholder approval to increase the shares of common stock available under the 2023 Plan in order to grant the full award.

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Upon termination of Mr. Morrison’s employment under the A&R Morrison Employment Agreement for any reason, Mr. Morrison shall be entitled to receive the following: (i) unpaid salary earned through the date of termination; (ii) any vacation time earned but not used as of the date Mr. Morrison’s employment terminates in accordance with Regional policies as then in effect; (iii) reimbursement, upon Mr. Morrison’s timely presentation of an itemized account and substantiation therefor and otherwise in accordance with Regional’s and its affiliates policies and procedures, for reasonable direct out-of-pocket expenses incurred by Mr. Morrison on behalf of Regional in connection with and necessary for the rendering of his services to Regional under the A&R Morrison Employment Agreement but not yet paid to Mr. Morrison as of the date his employment terminates; (iv) except in the case of a termination by Regional and its affiliates for Cause (as defined in the A&R Morrison Employment Agreement), Mr. Morrison’s annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which Mr. Morrison is entitled under the terms of the applicable arrangements and/or applicable law (all of the foregoing clauses (i) – (v) collectively, the “Morrison Accrued Obligations”).

If Mr. Morrison’s employment is terminated by Regional without Cause, then, contingent upon Mr. Morrison’s signing a general release, Mr. Morrison will continue to receive his then base salary for 12 months following the date of his termination, payable in bi-monthly installments in accordance with Regional’s normal payroll procedures, subject to the terms and conditions of the A&R Morrison Employment Agreement.

Pursuant to the A&R Morrison Employment Agreement, (i) during the employment term and for six months thereafter, Mr. Morrison is subject to a non-competition provision; (ii) during the employment term and for 12 months thereafter, Mr. Morrison is subject to a non-solicitation of employees provision; and (iii) during the employment term and perpetually thereafter, Mr. Morrison is subject to a confidentiality provision.

Mr. Stockslager. Mr. Stockslager commenced serving as the Company’s Chief Financial Officer and principal accounting officer on August 14, 2025, closing date of the Merger. Upon closing of the Merger, the Company offered employment, compensation, and incentive terms to Mr. Stockslager pursuant to his existing SunLink employment letter effective January 1, 2001 (“Existing Stockslager Employment Letter”). Under the Existing Stockslager Employment Letter, Mr. Stockslager’s current base salary is $17,000 per month or $204,000 on an annualized basis. Additionally, Mr.  Stockslager is also eligible to receive an annual bonus of up to sixty percent of his annual base salary if criteria established by the compensation committee are met. Upon a change in control, if Mr. Stockslager’s employment is thereafter terminated for any reason other than cause or if he terminates his employment within one year of the change-in-control, he is entitled to twelve months of base pay, to be paid in accordance with the Company’s existing payroll practices. Mr. Stockslager resigned effective April 6, 2026.

Robert M. Thornton, Jr. Mr. Thornton commenced serving as the Company’s Executive Vice President - Corporate Strategy on August 14, 2025, closing date of the Merger. Upon closing of the Merger, the Company entered into an employment agreement (“Thornton Employment Agreement”) with Mr. Thornton. The Thornton Employment Agreement provides for a term of 36 months. Pursuant to the Thornton Employment Agreement, Mr. Thornton is entitled to a base salary (the “Thornton Base Salary”) at the gross rate of: (i) $25,000 per month for each of the first 12 consecutive months of the term commencing with the Commencement Date (as defined in the Thornton Employment Agreement); (ii) $20,833 per month for each of the second 12 consecutive months of the term commencing with the first 12-month anniversary of the Commencement Date; and (iii) $15,799 per month for each of the third 12 consecutive months of the term commencing with the second 12-month anniversary of the Commencement Date. The Company’s board of directors shall review the Thornton Base Salary at least annually to determine whether in its sole discretion an increase in the Thornton Base Salary would be appropriate. The Thornton Employment Agreement also provides that Mr. Thornton is eligible to receive an annual discretionary bonus during each year of the term on a reasonably comparable basis to the performance criteria the Company’s board of directors utilizes with respect to the Chief Executive Officer’s annual discretionary bonus, of which such annual discretionary bonus shall not exceed 62.5% of the Thornton Base Salary.

The Thornton Employment Agreement further provides that, the Compensation Committee shall authorize and Regional shall grant to Mr. Thornton, subject to terms and conditions of the related award agreement, an inducement grant of 100,000 restricted shares of the Company’s Common Stock, which shall vest one third on the Commencement Date, one third on the first 12-month anniversary of the Commencement Date and one third on the second 12-month anniversary of the Commencement Date.

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If Mr. Thornton’s employment with the Company shall be terminated during the term (i) by reason of Death (as defined in the Thornton Employment Agreement), or (ii) by Regional due to Mr. Thornton’s Disability (as defined in the Thornton Employment Agreement) or for Cause (as defined in the Thornton Employment Agreement), the Company shall pay to Mr. Thornton or his heirs within 30 days after the termination date a lump sum cash payment equal to the Thornton Accrued Compensation to which Mr. Thornton is entitled. “Thornton Accrued Compensation” shall mean (i) an amount of unpaid Thornton Base Salary earned through the termination date; (ii) annual bonus for any completed calendar year and the portion of annual bonus for the current calendar year to the extent earned (i.e. to the extent the applicable annual goals or performance measures relevant to Mr. Thornton or the Company as a whole have been proportionally achieved or accomplished to termination date) but not yet paid; and (iii) reimbursement for unpaid reasonable and necessary business expenses incurred and substantiated by Mr. Thornton on behalf of the Company or its subsidiaries during the period ending on the termination date, in accordance with the Company’s policy.

If Mr. Thornton’s employment is terminated by the Company for any reason other than for Cause within one year after a Change in Control (as defined in the Thornton Employment Agreement), then, contingent upon Mr. Thornton’s signing a general release, Mr. Thornton shall receive from the Company (i) an aggregate of $300,000 (minus applicable tax withholdings) to be paid in substantially equal monthly installments over the Severance Period in accordance with the normal payroll schedule of the Company; (ii) a lump sum in an aggregate gross amount equal to one year’s Thornton Base Salary at the then-current rate earned for that year payable in monthly installments beginning on the first regular payroll period immediately following the end of the Severance Period; (iii) Thornton Accrued Compensation within 30 days after the termination date in a lump sum, including without limitation, a pro rata portion of any accrued but unpaid annual bonus for which performance goals have been achieved; (iv) the balance of certain other benefits as set forth in the Thornton Employment Agreement for 24 months following termination, subject to the terms and conditions of such plans and programs; and (v) Mr. Thornton’s unvested awards under the Company’s equity plans (whether such plans are in effect now or in the future) (if any) shall vest (as well as any unvested portion of the inducement grant), and shall be exercisable pursuant to the terms of the applicable equity plans and award agreement. “Severance Period” shall mean and include the time remaining in the balance of the term immediately prior to termination.

If Mr. Thornton’s employment with the Company is terminated during the term by the Company other than for Death, Disability, or Cause, then, contingent upon Mr. Thornton’s signing a general release, Mr. Thornton shall receive monthly severance payments with such monthly severance payment equal to the product of (x) an amount equal in the aggregate to the number of months (rounded up to the nearest whole month) remaining in the Severance Period times (y) the then applicable monthly rate of Thornton Base Salary, to be paid in substantially equal monthly installments in accordance with the normal payroll schedule of the Company beginning with the termination date for and over the Severance Period. If Mr. Thornton voluntarily resigns, the foregoing aggregate amount shall be reduced by 20%.

Pursuant to the Thornton Employment Agreement, (i) during the employment term and for six months thereafter, Mr. Thornton is subject to a non-competition provision; (ii) during the employment term and for 24 months thereafter, Mr. Thornton is subject to a non-solicitation of employees provision; and (iii) during the employment term and perpetually thereafter, Mr. Thornton is subject to a confidentiality provision.

Mr. O’Sullivan. Mr. O’Sullivan commenced serving as the Company’s principal financial officer and principal accounting officer on May 26, 2022, and commenced serving as the Company’s Senior Vice President in January 2023. We have not entered into an employment agreement with Mr. O’Sullivan. As compensation for his service as Senior Vice President, Mr. O’Sullivan is paid an annual salary in the amount of $150,000. Mr. O’Sullivan resigned effective April 30, 2026.

Ms. Pittard. Ms. Pittard commenced serving as the Company’s Chief Accounting Officer and principal accounting officer on April 15, 2024 up until her resignation effective February 15, 2025. We did not enter into an employment agreement with Ms. Pittard. As compensation for her service as Chief Accounting Officer, Ms. Pittard was paid an annual base salary of $180,000 and was eligible for benefits customarily available to the Company’s employees.

2023 Omnibus Incentive Compensation Plan

On September 21, 2023 (the “Plan Effective Date”), the Company’s Board approved the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”), subject to shareholder approval, and on November 16, 2023 the Company’s shareholders approved the 2023 Plan. On November 25, 2025 (the “Approval Date”), the Company’s Board unanimously approved the Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan (the “A&R Plan”), subject to approval of the A&R Plan by our shareholders, and on January 5, 2026 the Company’s shareholders approved the A&R Plan at the Annual Meeting. The A&R Plan (i) increases the number shares of our common stock authorized for issuance under the A&R Plan by 550,000 shares, which would increase the total number of authorized shares available for issuance under the 2023 Plan from 225,000 to 775,000 and (ii) increases the number of share of our common stock that may be issued pursuant to incentive stock options under the A&R Plan from 225,000 to 775,000. All other terms of the 2023 Plan remained the same.

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The A&R Plan authorizes the Compensation Committee of the Board of the Company to grant awards to non-employee directors, employees (including executive officers) and consultants. Under the terms of the A&R Plan, the maximum number of shares of common stock reserved for delivery in settlement of awards shall be an aggregate of 775,000 shares of our common stock and grants are subject to certain limitations. The A&R Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and incentive stock options (“ISO”); (ii) stock appreciation rights (“SAR”); (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

The A&R Plan shall remain in effect, subject to the right of the Board to amend or terminate the A&R Plan at any time, until the earlier of 11:59 p.m. (ET) on September 21, 2033, or the date all Shares subject to the A&R Plan shall have been issued and the restrictions on all restricted shares granted under the A&R Plan shall have lapsed, according to the A&R Plan’s provisions.

Our 2023 Plan replaced the Regional Health Properties, Inc. Equity 2020 Equity Incentive Plan (the “2020 Equity Plan”). Outstanding awards under the 2020 Equity Plan will continue to be governed by the terms of the 2020 Equity Plan until exercised, expired or otherwise terminated or canceled, but no further equity awards will be granted under the 2020 Equity Plan.

The Board believes that the A&R Plan (i) assists the Company in attracting and retaining highly qualified persons to serve as employees, consultants and non-employee directors; (ii) promotes ownership by such employees, consultants and non-employee directors of a greater proprietary interest in the Company; and (iii) aligns their interests more closely with the interests of the Company’s shareholders.

Summary of Regional Health Properties, Inc. Amended and Restated 2023 Omnibus Incentive Compensation Plan

The following is a summary of the material terms of the A&R Plan:

Eligibility. Employees and consultants of the Company and its affiliates are eligible to receive awards under the A&R Plan, including all of our executive officers (currently four) and approximately 15 other employees. Non-employee directors (currently six) are also eligible to receive awards under the A&R Plan. Incentive stock options (“ISOs”), however, may only be granted to employees of the Company and its corporate subsidiaries. Award recipients are selected in the discretion of the Compensation Committee or a committee to whom the Compensation Committee may delegate authority to select grantees pursuant to the terms of the A&R Plan.

Administration. We will bear all expenses of the A&R Plan and our Compensation Committee will administer the plan. The Compensation Committee has the authority to grant awards to such eligible persons and upon such terms and conditions (not inconsistent with the provisions of the A&R Plan) as it may consider appropriate. Among the Compensation Committee’s powers is the authority to (i) determine the form, amount and other terms and conditions of awards; (ii) subject to any limitations or consents as required by the A&R Plan, cancel and substitute or offer to exchange or buy out any previously granted award for payment in cash, shares or other award; (iii) clarify, construe or resolve any ambiguity in any provision of the A&R Plan or any award agreement; (iv) amend the terms of outstanding awards, subject to the grantee’s consent in certain cases and the A&R Plan’s prohibitions against repricing of awards without shareholder approval; (v) adopt, amend or rescind such rules, forms, instruments and guidelines for administering the A&R Plan as the Compensation Committee deems necessary or proper; and (vi) appoint such agents as it deems necessary or advisable to administer the A&R Plan. The Compensation Committee may delegate any or all of its administrative authority to one or more of our officers, except with respect to awards to non-employee directors and executive officers, including executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based on service, performance and/or other factors or criteria, the Compensation Committee may, after grant of the award, accelerate the vesting of all or any part of the award. Notwithstanding the foregoing, any exercise of discretion regarding awards for non-employee directors must be approved by our Board.

Share Counting Provisions. Shares of common stock covered by an award shall only be counted as used to the extent actually used. A share of common stock issued in connection with an award under the A&R Plan shall reduce the total number of shares of common stock available for issuance under the A&R Plan by one; provided, however, that, upon settlement of a stock appreciation right (“SAR”), the total number of shares available for issuance under the A&R Plan shall be reduced by the gross number of shares underlying the portion of the SAR that is exercised. If any award under the A&R Plan terminates without the delivery of shares of common stock, whether by lapse, forfeiture, cancellation or otherwise, the shares of common stock subject to such award, to the extent of any such termination, shall again be available for grant under the A&R Plan. Notwithstanding the foregoing, upon the exercise of any such award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares of common stock as to which the award is exercised, and such number of shares shall no longer be available for awards under the A&R Plan. If any shares subject to an award granted under the A&R Plan are withheld or applied as payment in connection with the exercise of such award or the withholding or payment of taxes related thereto or separately surrendered by the participant for any such purpose, such returned shares of common stock will be treated as having been delivered for purposes of determining the maximum number of shares remaining available for grant under the A&R Plan and shall not again be treated as available for grant under the A&R Plan. The number of shares available for issuance under the A&R Plan may not be increased through the purchase of shares on the open market with the proceeds obtained from the exercise of any options or purchase rights granted under the A&R Plan. Notwithstanding the foregoing, however, in the case of any substitute award granted in assumption of or in substitution for an entity award issued by an acquired entity, shares delivered or deliverable in connection with such substitute award shall not be counted against the number of shares reserved under the A&R Plan (to the extent permitted by applicable stock exchange rules), and available shares of stock under a shareholder-approved plan of an acquired entity (as appropriately adjusted to reflect the transaction) also may be used for awards under the A&R Plan, and shall not reduce the number of shares otherwise available under the A&R Plan (subject to applicable stock exchange requirements). Shares may be allotted and issued pursuant to the A&R Plan from the Company’s authorized but unissued share capital, or the reissue of treasury shares.

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If a dividend or other distribution (whether in cash, shares or other property) (excluding ordinary dividends or distributions), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or the repurchase or exchange of shares of our common stock or other securities, or other rights to purchase shares of our securities or other similar transaction or event, affects our shares of common stock such that the Compensation Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the A&R Plan, the Compensation Committee shall make an equitable change or adjustment as it deems appropriate in the number and kind of securities that may be issued pursuant to awards under the A&R Plan, the per individual limits on the awards that can be granted in any calendar year and any outstanding awards and the related exercise prices (as defined below) relating to any such awards, if any, and any other terms and conditions of an award, in each case, subject to the limitations of applicable law.

Share Limits. Under the terms of the A&R Plan, the maximum number of shares of common stock reserved for delivery in settlement of awards shall be an aggregate of 775,000 shares of our common stock, as increased by the terms of the A&R Plan from an aggregate of 225,000 shares of our common stock available for issuance under the 2023 Plan. The total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the A&R Plan may not exceed 775,000 shares, as increased by the terms of the A&R Plan from an aggregate of 225,000 shares provided for under the 2023 Plan.

Subject to the Compensation Committee providing an exception in the event of extraordinary or unusual circumstances, no grantee (other than a non-employee director) may be granted in a single calendar year awards under the A&R Plan denoted in shares with respect to more than 50,000 shares (twice that limit for awards granted in the year in which the grantee (other than a non-employee director) first commences employment or service). The maximum potential value of awards under the A&R Plan denoted in cash or other property that may be granted in a single calendar year to any grantee (other than a non-employee director) may not exceed $250,000 (twice that limit for awards granted to a grantee (other than a non-employee director) in the year in which the grantee first commences employment or service). The foregoing annual award limitations are based on achieving maximum performance resulting in the maximum payout under any applicable award(s). Additionally, these annual award limits apply to dividend equivalents granted to participants, but only to the extent that such dividend equivalents are granted separately from and not as a feature of another award.

A non-employee director may not be granted awards under the A&R Plan in a single calendar year that, taken together with any cash fees paid for the director’s service as a director during the year, exceeds $75,000 in total value (calculating the value of such awards based on the grant date fair value for financial accounting purposes).

Additional Information. Generally, awards under the A&R Plan are granted for no consideration other than prior and/or future services. Awards granted under the A&R Plan may, in the discretion of the Compensation Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the A&R Plan or any other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term, and the exercise price of the SAR may not be less than the exercise price of the related ISO. The material terms of each award will be set forth in a written or electronic award agreement between the grantee and the Company, which shall specify the terms of the award. Generally, no right or interest of a participant in any award may be assigned, pledged, attached, sold or otherwise transferred or encumbered by the participant, other than by will or the laws of descent and distribution. The laws of the State of Georgia govern the A&R Plan. The A&R Plan is unfunded, and we will not segregate any assets for grants of awards under the A&R Plan. The A&R Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Other than awards excluded from the minimum vesting requirement as set forth herein, no award may be granted under the A&R Plan that will be eligible to vest earlier than 12 months after the date of grant and/or have a performance period of less than 12 months. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of our common stock available under the A&R Plan may be granted without regard to such minimum vesting requirements. The foregoing restrictions do not limit the Compensation Committee’s authority to accelerate, or provide for the acceleration of, the vesting of all or any part of any award granted under the A&R Plan.

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Unless otherwise provided in an award agreement or by the Compensation Committee, upon a termination of the participant’s service, all unexercised options, other awards that remain subject to a risk of forfeiture or are unvested, or award subject to outstanding performance periods shall be forfeited at the time of the participant’s termination of service with the Company and its affiliates.

Types of Awards. The A&R Plan permits the grant of any or all of the following types of awards to grantees: (i) stock options, including non-qualified options and ISOs; (ii) SARs; (iii) restricted stock; (iv) deferred stock and restricted stock units; (v) performance units and performance shares; (vi) dividend equivalents; and (vii) other stock-based awards.

Stock Options and SARs. The Compensation Committee is authorized to grant SARs and stock options (including ISOs). A stock option allows a grantee to purchase a specified number of our shares at a predetermined price per share (the “Option Exercise Price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share (the “SAR Exercise Price”). The Option Exercise Price or SAR Exercise Price will be determined by the Compensation Committee and set forth in the award agreement, but neither may be less than the fair market value of a share on the grant date. The term of each option or SAR is determined by the Compensation Committee and set forth in the award agreement, except that the term may not exceed 10 years. Notwithstanding the foregoing, any ISO (or a SAR granted in tandem with an ISO) granted to an employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company or any of the Company’s affiliates must include (a) an Option Exercise Price equal to at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) a term not to exceed five years from the date of grant.

Options may be exercised by payment of the purchase price through one or more of the following means: (i) payment in cash (including personal check or wire transfer), (ii) with the approval of the Compensation Committee, by delivering shares of common stock previously owned or held by the grantee, (iii) with the approval of the Compensation Committee, by the withholding of shares of common stock to be acquired upon the exercise of such option or by delivering restricted shares of common stock. The Compensation Committee may also permit a grantee to pay the Option Exercise Price through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Upon exercise, SARs may be settled in cash, shares or other property (or a combination of the foregoing) with a fair market value equal to the excess of the fair market value on the exercise date over the SAR Exercise Price.

In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs that cause the limitation to be exceeded will be treated as nonqualified options. No participant may be granted SARs in tandem with ISOs, that are first exercisable in any calendar year for shares of Company stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000.

Restricted Shares. The Compensation Committee may award restricted shares consisting of shares of common stock that remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. Unless the award agreement eliminates such rights, a grantee receiving restricted shares will have the right to vote the restricted shares and to receive any dividends payable on such restricted shares if and at the time the restricted shares vest (such dividends to either be deemed reinvested into additional restricted shares subject to the same terms as the restricted shares to which such dividends relate or accumulated and paid in cash when the restricted shares vest). The Compensation Committee shall determine the amount, if any, that a grantee must pay for restricted shares, provided that it shall be no less than the nominal value per restricted share if required applicable law. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock. The Compensation Committee may also grant restricted stock unit awards and/or deferred stock awards. A restricted stock unit award is the grant of a right to receive a specified number of our shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). A deferred stock award is the grant of a right to receive a specified number of our shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event. If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award. Generally, to the extent that a participant’s service is terminated while certain restricted stock units or deferred sock awards remain subject to a substantial risk of forfeiture, such restricted stock units or deferred sock awards will be forfeited, unless the Compensation Committee determines, or the applicable award agreement provides, that the participant’s service was terminated due to “retirement”, death, “disability” or involuntary termination by the Company or an affiliate without “cause” or termination by the participant for “good reason” (each term, as defined in the A&R Plan). Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. Unless the applicable award agreement eliminates such rights, however, a grantee receiving restricted stock units or deferred stock will receive dividend equivalents with respect to restricted stock units or deferred stock, and such dividend equivalents will either be deemed to be reinvested in additional shares of restricted stock units or deferred stock subject to the same terms as the shares of restricted stock or deferred stock to which such dividend equivalents relate or accumulated and paid in cash only if the related restricted stock units or deferred stock becomes vested and payable.

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Performance Units and Performance Shares. The Compensation Committee may grant performance units or performance shares, which entitle a grantee to cash, shares of our common stock, or a combination thereof, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Compensation Committee and reflected in the award agreement. The Compensation Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of our shares. Dividend equivalents may be paid directly to grantees upon vesting or may be deferred for later delivery under the A&R Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in our shares, other awards or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs The Compensation Committee may provide that dividend equivalents not paid in connection with an award shall either be (i) paid or distributed in cash when the dividend equivalents or awards to which they relate become vested, nonforfeitable and/or payable or (ii) deemed to have been reinvested in additional dividends equivalents or awards.

Other Stock-Based Awards. In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the A&R Plan also authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on shares of our common stock. The Compensation Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares, cash or other property.

Performance-Based Awards. The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition to awards being granted or becoming exercisable or payable under the A&R Plan, or as a condition to accelerating the timing of such events. Pursuant to the terms of the A&R Plan, the Compensation Committee may adjust the performance goals applicable to an award in the event of certain acquisitions, divestitures or other unexpected business changes. In addition, in determining if the performance goals have been achieved, the Compensation Committee may consider modifications in the event of unanticipated asset write-downs or impairment charges; litigation or claim judgments or settlements; changes in tax laws, accounting principles or other laws or provisions affecting reported results; accruals for reorganization or restructuring programs; or other extraordinary non-reoccurring items. An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. Notwithstanding the foregoing, the vesting, exercise or payment of an award (other than a performance-based award) can be conditioned on mere continued employment or service.

Settlement of Awards. Awards generally may be settled in cash, shares of our common stock, other awards or other property, in the discretion of the Compensation Committee to the extent permitted by the terms of the A&R Plan.

Change in Control. If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of our shares or assets (a “Corporate Transaction”) that results in a Change in Control (as defined in the A&R Plan), and the outstanding awards are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Compensation Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Compensation Committee accelerates the vesting of any such awards) and, with respect to any vested and nonforfeitable awards, the Compensation Committee shall either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction and/or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our shares and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee. If any other award is not vested immediately prior to the consummation of the Corporate Transaction, such award will be cancelled without any payment to the grantee.

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Additionally, outstanding awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon a Change in Control; outstanding awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall vest and become non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. Outstanding performance-based awards that are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be prorated and vest at target; outstanding performance-based awards that are assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company) shall be converted into time-based awards and will become vested and non-forfeitable upon the grantee’s retirement, death, disability, or termination without cause, in each case within two years after the Change in Control. The foregoing actions are subject to compliance with Section 409A of the Code.

Amendment and Termination of the A&R Plan. The A&R Plan may be amended, suspended or terminated by our Board without further shareholder approval, unless such shareholder approval of any such amendment is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our shares of common stock are then listed or quoted. An amendment will be contingent on approval of our shareholders if the amendment would (i) increase the benefits accruing to participants under the A&R Plan, including without limitation, any amendment to the A&R Plan or any agreement to permit a repricing or decrease in the exercise price of any outstanding awards, (ii) increase the aggregate number of shares of common stock that may be issued under the A&R Plan, or (iii) modify the requirements as to eligibility for participation in the A&R Plan. In addition, subject to the terms of the A&R Plan, no amendment or termination of the A&R Plan may materially and adversely affect the right of a grantee under any outstanding award granted under the A&R Plan without the participant’s consent.

Unless earlier terminated by our Board, the A&R Plan will terminate when no shares of common stock remain reserved and available for issuance and no other awards remain outstanding or, if earlier, on the tenth anniversary of the adoption of the 2023 Plan by our Board.

Shareholder Rights. No grantee shall have any rights as a shareholder of the Company until such award is settled by the issuance of Company common stock, other than awards for which certain voting and dividend rights or dividend equivalents may be granted.

Transferability. Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the grantee to whom the award is granted, the award may only be exercised by, or payable to, the grantee. However, the Compensation Committee may provide that awards other than ISOs or a corresponding SAR that is related to an ISO may be transferred by a grantee to any “permitted transferee” (as defined in the A&R Plan). Any such transfer will be permitted only if (i) the grantee does not receive any consideration for the transfer, (ii) the applicable award agreement expressly contemplates the right to transfer the award and (iii) the transfer is on such terms and conditions as are appropriate for the permitted transferee. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the grantee, except that such transferee may only transfer the award by will or the laws of descent and distribution.

No Repricing. Notwithstanding any other provision of the A&R Plan, no option or SAR may be amended to reduce the exercise price nor cancelled in exchange for other options or SARs with a lower exercise t price or for any cash payment (or shares having a fair market value) in an amount that exceeds the excess of the fair market value of the shares underlying such cancelled option or SAR over the aggregate exercise price of such option or SAR or for any other award, without shareholder approval.

Compliance with Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which our Company is a party, and the rules of all domestic stock exchanges on which our Company’s shares may be listed.

Real Estate Investment Trust Status. The A&R Plan will be interpreted and construed in a manner consistent with the Company’s status as a real estate investment trust (“REIT”). No award will be granted or awarded, and with respect to any award granted under the A&R Plan, such award will not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

No Employment Rights. Awards do not confer upon any individual any right to continue in the employ or service of our Company or any affiliate or subsidiary.

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Recoupment of Awards. The A&R Plan provides that awards granted under the A&R Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act or under any applicable rules and regulations promulgated by the SEC or other applicable law or the primary stock exchange on which our shares are listed.

Miscellaneous. Each grantee in the A&R Plan remains subject to the securities trading policies adopted by our Company from time to time with respect to the exercise of options or SARs or the sale of shares of Company stock acquired pursuant to awards granted under the A&R Plan. A grantee shall forfeit any and all rights under an award upon notice of termination by the Company or any affiliate for “Cause” as such term is defined in the A&R Plan. Award agreements shall contain such other terms and conditions as the Compensation Committee may determine in its sole discretion (to the extent not inconsistent with the A&R Plan).

New Plan Benefits. The benefits that will be awarded or paid under the A&R Plan are currently not determinable. The awards granted under the A&R Plan will depend on the administrator’s actions and the fair market value of shares at various future dates. Except as noted below, the administrator has not determined future awards or who might receive them. As a result, it is not possible to determine the benefits that executive officers and other employees and non-employee directors and consultants will receive if the A&R Plan is approved by the shareholders.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2025, with respect to shares of the common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of outstanding options and warrants and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted -Average Exercise Price of Outstanding Options, Warrants and Rights $	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (1))
Equity compensation plans approved by security holders	—	—	76,000
Equity compensation plans not approved by security holders	—	—
Total	—	—	76,000

(1)	Represents shares available for future issuance under the 2023 Plan as of December 31, 2025. Subsequent to December 31, 2025, at the Company’s Annual Meeting of Shareholders held on January 5, 2026, shareholders approved the Amended and Restated 2023 Omnibus Incentive Compensation Plan, which increased the aggregate number of shares authorized for issuance under the plan by 550,000 shares, from 225,000 shares to 775,000 shares. Accordingly, the 76,000 shares reflected in the table do not include the additional shares authorized by shareholders on January 5, 2026

As of September 30, 2026, approximately 351,000 shares remained available for future issuance under the Amended and Restated 2023 Omnibus Incentive Compensation Plan.

Retirement Programs

The Company does not provide any retirement plans or programs.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2025:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board. The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2025, with management and Cherry Bekaert, the Company’s independent registered public accounting firm. Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2025; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Cherry Bekaert was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee reviewed Cherry Bekaert’s Report of Independent Registered Public Accounting Firm included in the 2025 Annual Report related to Cherry Bekaert’s audit of the consolidated financial statements of the Company for the year ended December 31, 2025.

The Audit Committee has discussed with Cherry Bekaert the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, Cherry Bekaert has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Cherry Bekaert the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2025, be included in the 2025 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Kenneth W. Taylor, Chair

Steve J. Baileys

Gene E. Burleson

F. Scott Kellman

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Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, Cherry Bekaert has audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2025 and 2024.

The following table sets forth the aggregate fees that Cherry Bekaert billed to the Company for the years ended December 31, 2025 and 2024. All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

	Year Ended December 31,
(Amounts in 000’s)	2025	2024
Audit fees (total)(1)	$268	$262
Audit-related fees (total)(2)	50	16
Tax fees	—	—
All other fees	—	—
Cherry Bekaert Total fees	$318	$278

(1)	Audit fees include fees associated with professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q during the twelve months ended December 31, 2025 and 2024.

(2)	Audit-related fees include fees for additional services related to acquisitions, registration statements and other regulatory filings.

 Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Mr. Martin is affiliated with holders of the Company’s Series B Preferred Stock and is currently a member of the Board. The Board, upon the recommendation of the Nominating Committee, nominated Mr. Martin, who was a director nominee recommended by certain of the holders of the Series B Preferred Stock, to stand for election at the Annual Meeting. Mr. Martin was previously elected to the Board at the 2022 Annual Meeting of Shareholders held on February 14, 2023 and served on the Board until November 16, 2023, at which time he did not stand for re-election at the Company’s 2023 Annual Meeting of Shareholders. The Company previously negotiated with certain of the holders of the Series A Preferred Stock, including affiliates of Mr. Martin, the terms of the Company’s exchange offer that closed on June 30, 2023.

Messrs. Baileys and Burleson are affiliated with holders of the Company’s Series D Preferred Stock and are currently members of the Board. The Board, upon the recommendation of the Nominating Committee, nominated Messrs. Baileys and Burleson, who were director nominees in connection with the terms of the Series D Preferred Stock, to stand for election at the 2026 Annual Meeting. Messrs. Baileys and Burleson joined the Board in connection with the closing of the Merger between the Company and SunLink, which Merger closed effective August 14, 2025.

Mr. Morrison owns $120,000 aggregate principal amount of the City of Springfield Ohio, First Mortgage Revenue Bonds (Eaglewood Property Holdings, LLC Project) Series 2012A (the “Series 2012A Bonds”) through the ZCM Opportunities Fund, LP, a private fund over which Mr. Morrison exercises discretion. The 2012A Bonds are secured by the Eaglewood Village facility.

Approval of Related Party Transactions

The foregoing transaction was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval. In addition, the Board believes that the foregoing transaction was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not documented in writing but has been the Company’s consistent practice.

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STOCK OWNERSHIP

Common Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 3,924,677 shares of the common stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percent of Outstanding Common Stock (3)
5% Beneficial Owners (Excluding Directors and Named Executive Officers):
Bradley L. Radoff and the Radoff Family Foundation	326,637	(4)	8.32%
Directors and Named Executive Officers:
Steven J. Baileys	191,721	(5)	4.88%
Gene E. Burleson	24,881	(6)	*
Marlie Davis	—		*
Scott Kellman	3,000	(7)	*
Steven L. Martin	16,982	(8)	*
Brent S. Morrison	231,771	(9)	5.91%
Kenneth W. Taylor	12,562	(10)	*
Robert M. Thornton, Jr.	226,796	(11)	5.78%
All Directors and Executive Officers as a Group:	707,713		17.96%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.

(3)	Percentage is calculated based on 3,924,677 shares of common stock outstanding as of September 21, 2026 plus any stock options exercisable and/or restricted stock units vested as of September 21, 2026

(4)	As filed on Schedule 13G, dated August 4, 2026, by the Radoff Family Foundation, a Texas non-profit corporation (“Radoff Foundation”), and Bradley L. Radoff, collectively as the Reporting Persons. Mr. Radoff serves as a director of Radoff Foundation and may be deemed to beneficially own the shares of common stock, owned directly by Radoff Foundation.

(5)	Represents: (i) 124,911 shares of common stock held directly by Mr. Baileys; (ii) 40,788 shares of common stock held in an individual retirement account; (iii) 22,660 shares of common stock held in Trusts; and (iv) 362 shares of common stock held by spouse; and (v) 3,000 vested and exercisable stock options to purchase shares of the Company’s common stock.

(6)	Represents: (i) 3,253 shares of common stock held directly by Mr. Burleson; (ii) 22 shares of common stock held in an individual retirement account; (iii) 13,606 shares of common stock held in Trust; (iv) 5,000 shares of common stock held by a Foundation; and (v) 3,000 vested and exercisable stock options to purchase shares of the Company’s common stock.

(7)	Represents 3,000 vested and exercisable stock options to purchase shares of the Company’s common stock.

(8)	Represents: (i) 6,865 shares of common stock held in an individual retirement account by Mr. Martin; (ii) 7,117 shares of common stock held by spouse in an individual retirement account; and (iii) 3,000 vested and exercisable stock options to purchase shares of the Company’s common stock.

(9)	Represents: (i) 209,499 shares of common stock held directly by Mr. Morrison which includes 40,833 unvested shares of restricted stock awards over which the holder has sole but no investment power; and (ii) 22,272 shares of common stock held in an individual retirement account.

(10)	Represents: (i) 9,562 shares of common stock held by Mr. Taylor; and (ii) 3,000 vested and exercisable stock options to purchase shares of the Company’s common stock.

(11)	Represents: (i) 100,000 shares of common stock held directly by Mr. Thornton which includes 33,334 unvested shares of restricted stock over which the holder has sole but no investment power; (ii) 1,133 shares of common stock held in an individual retirement account; and (iii) 125,663 shares of common stock held by CareVest Capital, L.L.C.

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Series A Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series A Preferred Stock beneficially owned by: (i) each of our director nominees, directors and our named executive officers; and (ii) our directors and executive officers as a group. As of the record date, there were 559,263 shares of the Series A Preferred Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Series A Preferred Stock Beneficially Owned (2)	Percent of Outstanding Series A Preferred Stock(3)
Directors and Named Executive Officers:
Steven J. Baileys	—	*
Gene E. Burleson	—	*
Marlie Davis	—	*
Scott Kellman	—	*
Steven L. Martin	—	*
Brent S. Morrison	—	*
Kenneth W. Taylor	—	*
Robert M. Thornton, Jr.	—	*
All Directors and Executive Officers as a Group:	—	*

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Series A Preferred Stock indicated.

(3)	Percentage is calculated based on 559,263 shares of Series A Preferred Stock outstanding as of September 21, 2026.

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Series B Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series B Preferred Stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the Series B Preferred Stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,691,812 shares of the Series B Preferred Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Series B Preferred Stock Beneficially Owned (2)		Percent of Outstanding Series B Preferred Stock (3)
Directors and Named Executive Officers:
Steven J. Baileys	—		*
Gene E. Burleson	—		*
Marlie Davis	—		*
Scott Kellman	—		*
Steven L. Martin	95,157	(4)	5.62%
Brent S. Morrison	—		*
Kenneth W. Taylor	—		*
Robert M. Thornton, Jr.	—		*
All Directors and Executive Officers as a Group:	95,157		5.62%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Series B Preferred Stock indicated.

(3)	Percentage is calculated based on 1,691,812 shares of Series B Preferred Stock outstanding as of September 21, 2026.

(4)	Represents (i) 39,371 shares of Series B Preferred Stock held by Mr. Martin; (ii) 26,999 shares of Series B Preferred Stock held in an individual retirement account; (iii) 22,987 shares of Series B Preferred Stock held by spouse; (iv) 5,800 shares of Series B Preferred Stock held by spouse in an individual retirement account; and (v) excludes 2,000 shares of Series B Preferred Stock held in trust which Mr. Martin disclaims beneficial ownership of these securities.

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Series D Preferred Stock Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the Series D Preferred Stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the Series D Preferred Stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,405,609 shares of the Series D Preferred Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares of Series D Preferred Stock Beneficially Owned (2)		Percent of Outstanding Series D Preferred Stock (3)
5% Beneficial Owners (Excluding Directors and Named Executive Officers):
Charles Frischer	138,300	(4)	9.84%
Bradley L. Radoff and the Radoff Family Foundation	90,361	(5)	6.43%
Directors and Named Executive Officers:
Steven J. Baileys	166,568	(6)	11.85%
Gene E. Burleson	14,900	(7)	1.06%
Marlie Davis	—		*
Scott Kellman	—		*
Steven L. Martin	—		*
Brent S. Morrison	17,000	(8)	1.21%
Kenneth W. Taylor	—		*
Robert M. Thornton, Jr.	111,912	(9)	7.96%
All Directors and Executive Officers as a Group:	310,380		22.08%

* Less than one percent.

(1)	The address of each of our directors, director nominees and executive officers is c/o Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

(2)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to the shares of Series D Preferred Stock indicated.

(3)	Percentage is calculated based upon 1,405,609 shares of Series D Preferred Stock outstanding as of September 21, 2026.

(4)	Represents 138,300 shares of Series D Preferred Stock held directly by Mr. Frischer as disclosed on Schedule 13D filed with the SEC on August 19, 2025.

(5)	As filed on Schedule 13G, dated August 4, 2026, by the Radoff Family Foundation, a Texas non-profit corporation (“Radoff Foundation”), and Bradley L. Radoff, collectively as the Reporting Persons. Mr. Radoff serves as a director of Radoff Foundation and may be deemed to beneficially own the shares of Series D Preferred Stock, owned directly by Radoff Foundation.

(6)	Represents: (i) 110,248 shares of Series D Preferred Stock held directly by Mr. Baileys; (ii) 36,000 shares of Series D Preferred Stock held in an individual retirement account; (iii) 20,000 shares of Series D Preferred Stock held in Trust; and (iv) 320 shares of Series D Preferred Stock held by spouse.

(7)	Represents: (i) 2,871 shares of Series D Preferred Stock held directly by Mr. Burleson; (ii) 20 shares of Series D Preferred Stock held in an individual retirement account; and (iii) 12,009 shares of Series D Preferred Stock held in Trust.

(8)	Represents 17,000 shares of Series D Preferred Stock held indirectly by Mr. Morrison in an individual retirement account.

(9)	Represents: (i) 1,000 shares of Series D Preferred Stock held in an individual retirement account; and (ii) 110,912 shares of Series D Preferred Stock held by CareVest Capital, L.L.C. of which Mr. Thornton owns 100% of the outstanding voting shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of our common stock and Series A Preferred Stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on a review of reports filed with the SEC, the Company believes that during 2025 fiscal year the Reporting Persons complied with all Section 16(a) filing requirements.

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ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this Proxy Statement, nor are they aware of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2025 Annual Report

Our audited consolidated financial statements for the year ended December 31, 2025, are included in the 2025 Annual Report, a copy of which accompanies the proxy statement.

Shareholder Proposals for Inclusion in the 2027 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2027 Annual Meeting, then such proposal must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338.

Procedures for Business Matters and Director Nominations for Consideration at the 2027 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures that a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders. Set forth below is a summary of these procedures, including notice deadlines for the 2027 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations). Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i) the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii) the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii) a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a) (iv) of our Bylaws;

(iv) a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and  borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities:

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(vi) a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii) a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal. The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded. No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations. Subject to any rights of the holders of the Series B Preferred Stock, Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

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In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as he or she appears on the Company’s books (if he or she so appears); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; and (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines. Subject to any rights of the holders of the Series B Preferred Stock, Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Corporate Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual meeting was held in the previous year, or the date of the annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting; or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting; or (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

Subject to any rights of the holders of the Series B Preferred Stock, in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2027 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Corporate Secretary at our principal executive offices, located at 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia 30338 not later than (i) the 90th day prior to the annual meeting or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting.

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202380 Regional Health Properties, Inc Procy Card CS_Rev4 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

REGIONAL HEALTH PROPERTIES,INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 9, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A), AND "FOR" PROPOSAL 5.

Please mark your votes like this **X**

1(a). To elect the three director nominees listed below to serve until the Company's 2027 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal (Proposal 1(a)).

	FOR	WITHHOLD
(1) F. Scott Kellman	☐	☐
(2) Brent S. Morrison	☐	☐
(3) Kenneth W. Taylor	☐	☐

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**__________ **2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

202380 Regional Health Properties, Inc Procy Card CS_Rev4 Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, November 10, 2026.

To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2026

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY FOR HOLDERS OF COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REGIONAL HEALTH PROPERTIES,INC.

1050 CROWN POINTE PARKWAY

SUITE 720, ATLANTA, GEORGIA 30338

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 1, 2026, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on November 10, 2026, and hereby appoints Brent Morrison and Marlie Davis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A), AND "FOR" PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(A), AND "FOR" PROPOSAL 5 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)

202380 Regional Health Properties, Inc Procy Card PB_Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

REGIONAL HEALTH PROPERTIES,INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 9, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES B PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b).

Please mark your votes like this **X**

1(b). To elect the one director nominee listed below to serve until the Company's 2027 Annual Meeting of Shareholders and until his successor is elected and qualified, or until his death, resignation or removal ("Proposal 1(b)").

	FOR	WITHHOLD
(1) Steven L. Martin	☐	☐

CONTROL NUMBER

Signature____________________________ **Signature, if held jointly**____________________________ **Date**__________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

202380 Regional Health Properties, Inc Procy Card PB_Rev2 Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, November 10, 2026.

To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2026

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES B PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REGIONAL HEALTH PROPERTIES,INC.

1050 CROWN POINTE PARKWAY

SUITE 720, ATLANTA, GEORGIA 30338

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 1, 2026, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on November 10, 2026, and hereby appoints Brent Morrison and Marlie Davis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b).

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1(b) AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)

202380 Regional Health Properties, Inc Procy Card PD_Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

REGIONAL HEALTH PROPERTIES,INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 9, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES D PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(c).

Please mark your votes like this **X**

1(c). To elect the two director nominees listed below to serve until the Company's 2027 Annual Meeting of Shareholders and until his successor is elected and qualified, or until his death, resignation or removal ("Proposal 1(c)").

	FOR	WITHHOLD
(1) Steven J. Baileys	☐	☐
(2) Gene E. Burleson	☐	☐

CONTROL NUMBER

Signature________________________ Signature, if held jointly________________________ Date________2026.

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

202380 Regional Health Properties, Inc Procy Card PD_Rev2 Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders of Regional Health Properties, Inc. to be held on Tuesday, November 10, 2026

To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/regionalhealthproperties/2026

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY VOTE FOR HOLDERS OF HOLDERS OF SERIES D PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REGIONAL HEALTH PROPERTIES,INC.

1050 CROWN POINTE PARKWAY

SUITE 720, ATLANTA, GEORGIA 30338

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 1, 2026, in connection with the annual meeting of shareholders of Regional Health Properties, Inc., to be held at 1050 Crown Pointe Parkway, Suite 150, Atlanta, Georgia 30338 at 10:00 a.m. local time on November 10, 2026, and hereby appoints Brent Morrison and Marlie Davis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(c).

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1(c) AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)